Exhibit 10.3


                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT is entered into as of this 27th day of October, 1997 by and between Jordan A. Kahn, a Massachusetts resident ("Kahn") and Holmes Acquisition LLC, a Delaware limited liability company (the "Buyer").

         WHEREAS, (i) Holmes Products Corp. ("Holmes") (together with its direct and indirect majority-owned subsidiaries on a consolidated basis) and (ii) Holmes Products (Far East) Limited (together with its direct and indirect majority-owned subsidiaries on a consolidated basis), conduct a business of designing, manufacturing and marketing home comfort and lighting appliances; and

         WHEREAS, Holmes Products Corp., Holmes Products (Far East) Limited, Asco Investment Ltd., Kahn and Buyer have this day entered into a Stock Purchase and Redemption Agreement (the "Redemption Agreement"), pursuant to which Holmes will sell stock to Buyer and redeem stock held by Asco Investments Ltd. (all defined terms used herein and not otherwise defined have the meanings set forth in the Redemption Agreement); and

         WHEREAS, Kahn wishes to sell to Buyer and Buyer wishes to purchase from Kahn, additional shares of Holmes Products Corp. common stock now owned by Kahn.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF STOCK

         1.1 Stock Sale by Kahn. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, Kahn shall sell to the Buyer (together with the assignees of Buyer), and the Buyer (together with the assignees of Buyer) shall purchase from Kahn, such number of shares of Common Stock so that, immediately following the consummation of the transactions contemplated hereby and by the Redemption Agreement, Kahn shall retain twenty percent (20%) of the issued and outstanding Common Stock. The purchase price per share of Common Stock to be purchased by the Buyer hereunder shall be equal to the per share purchase price for shares of common stock acquired by the Buyer from the Company pursuant to, and as adjusted in accordance with, the Redemption Agreement. Of the aggregate consideration to be paid by the Buyer to Kahn pursuant hereto, an amount equal to $2,500,000 shall be deposited in escrow to be held and distributed in accordance with the indemnification provisions of Article VIII of the Redemption Agreement and the terms of the Escrow Agreement.

         1.2 Post-Closing Payments. If the Final Working Capital Statement provided for in Section 1.6 of the Redemption Agreement requires the Buyer to pay additional amounts to Kahn, the Buyer (together with the assignees of the Buyer) shall pay such amounts to Kahn within three (3) business days following acceptance of the Final Working Capital Statement. If the Final Working Capital Statement provided for in Section 1.6 of the Redemption Agreement requires Kahn to pay any amounts to the Buyer, Kahn shall pay any such amounts to the Buyer (and the assignees of the Buyer) within three (3) business days following acceptance of the Final Working Capital Statement.

         1.3 Closing. The closing of the transactions contemplated by Sections
1.1 hereof (the "Closing") shall take place at 9:00 a.m., local time, on December 1, 1997, at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts, or at such other time, date on or before December 1, 1997 or place as the parties may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF KAHN

         Kahn hereby represents and warrants to the Buyer as follows:

         2.1 Authority; Binding Effect. Kahn has taken prior to the date hereof, all necessary action, and has obtained all necessary authorization, to enter into and perform his obligations under this Agreement and all other agreements, documents and instruments executed by him in connection herewith. This Agreement and all other agreements, documents and instruments executed by Kahn in connection herewith are and will be the valid and binding obligations of Kahn, enforceable against him in accordance with their respective terms, except as enforceability may be subject to bankruptcy, insolvency, receivership, moratorium, reorganization, fraudulent conveyance, equitable subordination or similar laws of general application, and the application of equitable principles.

         2.2 Non-Contravention. Neither the execution and delivery of this Agreement nor any agreement executed in connection herewith by Kahn, nor the consummation by him of the transactions contemplated hereby or thereby, will constitute a violation of, or be a default under, or conflict with the terms of any contract, lease, indenture, mortgage, agreement or instrument to which he is a party or by which he is bound or to which any of his assets are subject, or will violate or constitute a default under any applicable statute, rule, regulation, order, ordinance, judgment or decree of any governmental, judicial or arbitral body binding upon him.

         2.3 Title to Shares. Kahn owns beneficially the number of Shares of Holmes set forth next to his name on Schedule 2.3, free and clear of all liens and encumbrances of any nature. The sale by Kahn of the shares of Common Stock pursuant to Article I hereof will not be subject to any preemptive or similar rights, voting agreements, or to any rights of first refusal or other similar rights in favor of any person or entity, except such rights as will have been waived or terminated at or prior to the Closing.

         2.4 Brokers. Except for Goldman Sachs & Co., no broker, investment banker, financial advisor or other person, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or an behalf of Kahn.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

         The Buyer hereby represents and warrants to the Sellers as follows:

         3.1 Organization, Standing and Corporate Power. The Buyer is a limited liability company duly organized and in good standing in the State of Delaware and has the requisite power and authority to carry on its business as now being conducted. The Buyer is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary.

         3.2 Authority; Binding Effect; Noncontravention. The Buyer has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Buyer. This Agreement has been duly executed and delivered by and constitutes a valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms except as enforceability may be subject to bankruptcy, insolvency, receivership, moratorium, reorganization, fraudulent conveyance, equitable subordination and similar laws of general application, and the application of equitable principles. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or "put" right with respect to any obligation or to loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of the Buyer under, (i) the organizational documents of the Buyer, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Buyer or its properties or assets or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to the Buyer or its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to the Buyer in connection with the execution and delivery of this Agreement by the Buyer or the consummation by the Buyer of any of the transactions contemplated by this Agreement.

         3.3 Litigation. There is no suit, action or legal, administrative, arbitration or other proceeding of any nature pending or, to the Buyer's knowledge, threatened, against the Buyer which might reasonably be expected to have a Material Adverse Effect on the legality or the validity of this Agreement or the consummation transaction contemplated hereby.

         3.4 Source of Funds. None of the funds used by Buyer to purchase Shares of Holmes from Kahn pursuant hereto will come directly or indirectly from Holmes.

                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS

         4.1 Intra-Family Transfers of Shares. Prior to the Closing, Kahn, with the consent of Buyer (which consent will not be unreasonably withheld), shall be permitted to transfer Shares held by him or for his benefit to his spouse, a child or any other relative, or to a trust of which Kahn or any relative of Kahn is a settlor, trustee or beneficiary, or a family limited partnership, provided that such person, trust, or family limited partnership executes and delivers to the Buyer a copy of this Agreement and agrees to be bound hereby to the same extent as Kahn for all purposes hereunder.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

         5.1 Conditions to the Buyer's Obligations. The obligations of the Buyer to consummate the Closing and the transactions contemplated by this Agreement are subject to the satisfaction or waiver by the Buyer, on or prior to the Closing Date, of each of the following conditions:

         (a) Representations and Warranties. All representations and warranties of Kahn set forth in this Agreement shall have been true and correct when made and shall be true and correct on and as of the Closing Date as though made on and as of the Closing Date. The Buyer shall have received a certificate signed by Kahn to the effect set forth in this paragraph.

         (b) Closing of Redemption Agreement. The transactions contemplated by the Redemption Agreement shall have been consummated.

         (c) Opinion of Counsel. There shall have been delivered to Buyer an opinion of counsel of Posternak, Blankstein & Lund, L.L.P., counsel to Kahn in form and substance reasonably acceptable to Buyer.

         5.2 Conditions to Kahn's Obligations. The obligations of Kahn to consummate the Closing and the transactions contemplated by this Agreement are subject to the satisfaction or waiver by Kahn, on or prior to the Closing Date, of each of the following conditions:

         (a) Representations and Warranties. All representations and warranties of the Buyer set forth in this Agreement shall have been true and correct when made and shall be true and correct on and as of the Closing Date as though made on and as of the Closing Date except to the extent that such representation and warranty relates solely to an earlier date (in which case such representation and warranty shall be true as of such earlier date). Kahn shall have received a certificate signed on behalf of the Buyer to the effect set forth in this paragraph.

         (b) Closing of Redemption Agreement. The transactions contemplated by the Redemption Agreement shall have been consummated.

                                   ARTICLE VI

                               GENERAL PROVISIONS

         6.1 Termination. This Agreement may be terminated and abandoned at any time prior to or on the Closing Date (i) by the mutual consent in writing of Kahn and the Buyer at any time, (ii) by either the Buyer or Kahn if the Closing shall not have occurred by 5:00 p.m., Eastern time, on December 1, 1997.

         6.2 Amendment; Extension; Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties. At any time prior to the Closing, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

         6.3 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


         IF TO KAHN:                   Jordan A. Kahn
                                            c/o Holmes Products Corp.
                                            233 Fortune Blvd.
                                            Granite Park
                                            Milford, Massachusetts  01757
                                            Fax: (508) 634-8374

         with a copy to:               Donald H. Siegel, P.C.
                                            Posternak, Blankstein & Lund, L.L.P.
                                            100 Charles River Plaza
                                            Boston, Massachusetts 02114
                                            Fax: (617) 367-2315

         IF TO BUYER:                  Richard K. Lubin
                                            c/o Berkshire Partners LLC
                                            One Boston Place, Suite 3300
                                            Boston, Massachusetts 02108
                                            Fax: (617) 227-6105

         with a copy to:               James Westra, Esquire
                                            Hutchins, Wheeler & Dittmar
                                            101 Federal Street
                                            Boston, MA 02110
                                            Fax:  (617) 951-1295

         6.4 Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

         6.5 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         6.6 Entire Agreement. This Agreement, the Redemption Agreement and the other agreements referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.

         6.7 Liquidation of Buyer. The parties acknowledge that the Buyer will be liquidated immediately after the Closing.

         6.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

         6.9 JURISDICTION OF DISPUTES; WAIVER OF JURY TRIAL. IN THE EVENT ANY PARTY TO THIS AGREEMENT COMMENCES ANY LITIGATION, PROCEEDING OR OTHER LEGAL ACTION IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, THE PARTIES TO THIS AGREEMENT HEREBY (A) AGREE UNDER ALL CIRCUMSTANCES ABSOLUTELY AND IRREVOCABLY TO INSTITUTE ANY LITIGATION, PROCEEDING OR OTHER LEGAL ACTION IN A COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE EASTERN DISTRICT OF MASSACHUSETTS, WHETHER A STATE OR FEDERAL COURT; (B) AGREE THAT IN THE EVENT OF ANY SUCH LITIGATION, PROCEEDING OR ACTION, SUCH PARTIES WILL CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY SUCH COURT DESCRIBED IN CLAUSE (A) OF THIS SECTION AND TO SERVICE OF PROCESS UPON THEM IN ACCORDANCE WITH THE RULES AND STATUTES GOVERNING SERVICE OF PROCESS (IT BEING UNDERSTOOD THAT NOTHING IN THIS SECTION SHALL BE DEEMED TO PREVENT ANY PARTY FROM SEEKING TO REMOVE ANY ACTION TO A FEDERAL COURT IN THE EASTERN DISTRICT OF MASSACHUSETTS; (C) AGREE TO WAIVE TO THE FULL EXTENT PERMITTED BY LAW ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH LITIGATION, PROCEEDING OR ACTION IN ANY SUCH COURT OR THAT ANY SUCH LITIGATION, PROCEEDING OR ACTION WAS BROUGHT IN ANY INCONVENIENT FORUM; (D) AGREE AS AN ALTERNATIVE METHOD OF SERVICE TO SERVICE OF PROCESS IN ANY LEGAL PROCEEDING BY MAILING OF COPIES THEREOF TO SUCH PARTY AT ITS ADDRESS SET FORTH HEREIN FOR COMMUNICATIONS TO SUCH PARTY; (E) AGREE THAT ANY SERVICE MADE AS PROVIDED HEREIN SHALL BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (F) AGREE THAT NOTHING HEREIN SHALL AFFECT THE RIGHTS OF ANY PARTY TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. TO THE EXTENT PERMITTED BY LAW EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREE TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

         6.10 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties; provided, however, that the Buyer shall be permitted to assign its rights to purchase shares of Common Stock from Kahn pursuant to Sections 1.1 and 1.2 hereof prior to the Closing, provided that any such assignment shall not relieve the Buyer of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

         6.11 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that prior to the Closing the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Buyer and Kahn have each caused this Agreement to be signed by their respective officers thereunto duty authorized, all as of the date first written above.



                                                    /s/ Jordan A. Kahn
                                                    ---------------------------
                                                    Jordan A. Kahn


                                                    BUYER:

                                                    HOLMES ACQUISITION LLC


                                                    By: /s/ Richard K. Lubin
                                                        -----------------------
                                                    Name:  Richard K. Lubin
                                                    Title: Managing Member